UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   August 14, 2007
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                                  Zanett, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            001-32589                 56-4389547
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                      10022
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:      (212) 583-0300
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 14, 2007 Zanett, Inc. ("Zanett") held an investor conference call in which information regarding Zanett's results of operations for the three month periods ended June 30, 2007 was provided. A transcript of this conference call is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

The conference call included a discussion of certain non-GAAP performance measures, including Cash EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization). These non-GAAP performance measures are not intended to be regarded as an alternative to or more meaningful than GAAP earnings. Zanett's management believes the presentation of Cash EBITDA and GAAP earnings excluding non cash expenses provide useful information to Zanett's investors regarding Zanett's financial condition and result of operations as they reflect how the operations of the company are performing independent of any financing activities. The following is a reconciliation of each of the non-GAAP performance measures to the most comparable GAAP measure:


Consolidated                                Q2 2007
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(Loss) from continuing operations       $   (561,011)

Interest                                     536,606
Taxes                                         18,000
Depreciation & Amortization*                 203,623
Stock Based Compensation*                    112,136
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Cash EBITDA (Earnings before interest,
  taxes depreciation, amortization and
  stock compensation)                   $    309,354

* Non cash charges of $315,759


GAAP loss                               $   (561,011)
Non cash charges                             315,759
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GAAP earnings excluding
  non cash expenses                     $   (245,252)


On August 16, 2007, Zanett also issued a press release which provided information regarding Zanett's results of operations for the three and six month periods ended June 30, 2007. The press release included the non-GAAP performance measures reconciled above. The press release is furnished as
Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item
2.02 as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Transcript of investor conference call held on August 14, 2007.
99.2 Press release dated August 16, 2007.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZANETT, INC.



Date:  August 21, 2007           By: /s/ Dennis Harkins
                                 Dennis Harkins
                                 Chief Financial Officer



                               EXHIBIT INDEX

Exhibit No. Description
99.1        Transcript of investor conference call held on August 14, 2007.
99.2        Press release dated August 16, 2007.
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